Exhibit 99.2

SI INTERNATIONAL, INC.

STOCK OPTION AGREEMENT

EVIDENCING GRANT OF INCENTIVE STOCK OPTIONS

UNDER THE 2001 SERVICE AWARD STOCK OPTION PLAN

THIS STOCK OPTION AGREEMENT (this “Agreement”) is made as of the Option Grant Date set forth on the Initial Attachment hereto by and between (i) SI International, Inc., a Delaware corporation (the “Company”) and (ii) Participant, an employee of the Company as named on each Attachment hereto. Certain capitalized terms used herein are defined in Section 9 below.

NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1.                                      Grant of Stock Options.

(a)                                  Number of Options:  Exercise Price. The Company hereby grants to Participant the right to purchase, during the period specified in Section 3 hereof, the number of shares of Stock (such shares of stock hereinafter referred to as the “Shares”) set forth on the Initial Attachment and any Attachments executed by the parties subsequent to the effective date of this Agreement (the “Options”) under the Company’s 2001 Service Award Stock Option Plan (as amended from time to time according to its terms, the “Plan”). Each Option gives the Participant the right, subject to the terms and conditions of the Plan and this Agreement, to purchase one (1) share of Common Stock at a price per share set forth on each respective Attachment. The Board of Directors of the Company, exercising good faith, has determined that the exercise price as set forth on each Attachment hereto (the “Exercise Price”) is equal to at least one hundred percent (100%) of the Fair Market Value of each Share on the Option Grant Date set forth on such Attachment.

(b)                                   Nature of Options. The Options are qualified stock options and are intended to be “incentive stock options” within the meaning of Section 422 of the Code or any successor provision.

(c)                                    Participant Bound by Plan. A copy of the Plan is attached to this Agreement, and Participant has completely and carefully reviewed this Agreement and the Plan. As an inducement to the Company to issue the Options to Participant, and as a condition thereto, Participant agrees to be bound by all of the terms of the Plan and this Agreement with respect to the Options and all Option Shares, and acknowledges and agrees that the Options and all Option Shares are subject to the restrictions on transfer, and the other terms, conditions, and agreements set forth in this Agreement and in the Plan. The Plan is by this reference incorporated herein and made a part hereof.

(d)                                   Binding Agreement; Noncontravention. As an inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant represents and warrants to the Company that this Agreement constitutes the legal, valid and binding obligation of Participant, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by Participant do not and shall not conflict with, violate or cause a breach of any agreement, contract or instrument to which Participant is a party or any judgment, order or decree to which Participant is subject.

(e)                                    Retention of Company’s Rights. As a further inducement to the Company to enter into this Agreement, issue the Options to Participant, and issue the Common Stock upon exercise thereof, and as a condition thereto, Participant acknowledges and agrees that no agreement or arrangement between the Participant and any member of the Company Group (including, without limitation, the grant of Options to Participant, the issuance of Option Shares upon exercise thereof, and the execution and delivery of this Agreement) shall (i) entitle Participant to remain an employee of the Company or any member of the Company Group for any period of time, (ii) confer upon Participant the right to be selected again at any time in the future as a Plan participant, or (iiii) provide for any adjustment to the number of Option Shares subject to the Options upon the occurrence of subsequent events except as provided in Section 8 below.

2.                                      Vesting of Options.

(a)                                  Vesting Schedule. Options granted hereunder may be exercised only following a Triggering Event, and then only to the extent they have become vested in accordance with the terms hereof. Except as otherwise provided herein:

(i)                                     30% of the Options shall vest six months after the Option Grant Date set forth on each Attachment hereto;

(ii)                                  30% of the Options shall vest one year from the Option Grant Date set forth on each Attachment hereto; and

(iii)                               40% of the Options shall vest two years after the Option Grant Date set forth on each Attachment hereto, for so long as the Participant is an employee of the Company Group.

Notwithstanding the foregoing, and except as otherwise provided herein, the above vesting shall cease and no Unvested Options (as defined below) shall vest after the date on which Participant for any reason is no longer providing service as an employee of the Company Group for any reason (the “Termination Date”). Options which have become vested pursuant to the terms of this Agreement are referred to herein as “Vested Options,” and all other Options are referred to herein as “Unvested Options.”

(b)                                 Effect on Vesting in Case of Employment Termination. Notwithstanding paragraph 2(a) above, the following special vesting rules shall apply if the Participant’s Termination Date occurs prior to the Options becoming fully vested:

(i)                                     Death or Disability. If the Participant dies or becomes subject to a disability while an employee of the Company Group, then the Options shall be fully vested as to all of the Option Shares.

(ii)                                  Retirement. If a Participant ceases to be an employee of the Company Group upon the occurrence of his or her retirement, then any portion of the Options which have not yet vested shall be forfeited immediately upon such retirement; provided, however, that such Options may become fully vested and exercisable in the discretion of the Committee.

(iii)                               Sale of Business Unit. If a Participant ceases to be an employee of the Company Group due to a Business Unit Sale, to the extent approved by the Committee any Unvested Options granted hereunder shall vest pro-rata on a monthly basis to the date of the Business Unit sale.

(iv)                              Discharge for Cause. If a Participant ceases to be an employee of the Company Group due to Cause, all of the participant’s Options shall be forfeited immediately upon such cessation, whether or not then exercisable.

(v)                                 Other Termination of Employment. Unless otherwise determined by the Committee, if the Participant ceases to be an employee of the Company Group other than by death, disability, retirement, Business Unit Sale, or discharge for Cause, the Options shall be vested and with respect to that portion of the Options that were vested on the date the Participant ceased to be an employee of the Company Group and any portion of the Options that were not vested on such date shall expire and be forfeited.

3.                                        Term and Expiration of Options.

(a)                                  Normal Expiration. Subject to earlier expiration as provided herein, all of the Options shall expire and no longer be exercisable at the close of business on the tenth anniversary of the Option Grant Date (the “Expiration Date”).

(b)                                 Early Expiration upon Termination of Employment. Any portion of the Options that were not vested on the date the Participant ceased to be an employee of the Company Group shall expire and be forfeited on such date (after giving effect to the vesting provisions of paragraph 2(b) above), and any portion of the Options that were vested on the date the Participant ceased to be an employee of the Company Group shall also expire and be forfeited; provided that (i) if the Participant dies or becomes subject to a disability, the Options shall expire one year from the date of such death or disability, but in no event after the Expiration Date; provided that, notwithstanding the foregoing, if the disability giving rise to the termination of employment is not a disability within the meaning of Section 22(e)(3) of the Code and the Options are not exercised by the Participant within 3 months after the date of termination of employment, the Options will cease to qualify as an Incentive Stock Option and will be treated as a Nonqualified Stock Option under the Plan if required to be so treated under the Code, (ii) if the Participant ceases to be an employee of the Company Group due to retirement, the portion of the Options that are vested shall expire at the end of a period of up to three years from the date of such retirement, but in each case in no event after the Expiration Date; provided that if the Options are not exercised by the Participant within 3 months after the date of retirement, the Options will cease to qualify as Incentive Stock Options and will be treated as Nonqualified Stock Options under the Plan if required to be so treated under the Code, and (iii) if the Participant is discharged other than for Cause, the portion of the Options that are vested shall expire 60 days from the date of such discharge, but in no event after the Expiration Date. If the Participant is discharged for Cause, all of the Options not previously exercised shall expire and be forfeited whether exercisable or not.

4.                                      Exercise of Options.

(a)                                  Exercisability. Options may be exercised only following the occurrence of a Triggering Event. Thereafter, Options may be exercised in accordance with this Section 4 only to the extent they are outstanding, have become Vested Options in accordance with Section 2, and have not yet expired in accordance with Section 3.

(b)                                 Procedure for Exercise. Participant may at any time and from time to time exercise an Option in whole or in part, to the extent such Option is then exercisable, by delivery to the Company of both (i) written notice to the Company (to the attention of the Company’s Secretary or, if the Company has appointed an executive to administer the Plan, of such administrator) setting forth the number of Option Shares with respect to which Participant is exercising Options (the “Exercise Notice”), and (ii) full payment of an amount (the “Option Price”) equal to the product of (x) the Exercise Price times (y) the number of Option Shares to be acquired in such exercise. As conditions to any exercise of Options: (A) Participant shall permit the Company to deliver to Participant all financial and other information regarding the Company as the Company believes necessary or desirable for Participant to make an informed investment decision, and (B) legal counsel for the Company must be satisfied at the time of exercise that the issuance of shares of Common Stock upon exercise will be in compliance with the Securities Act and other applicable federal, state, local, and foreign laws.

(c)                                  Form of Consideration. Payment of the Option Price shall be made in cash (including check, bank draft or money order); provided that the Committee may, in its sole discretion and subject to such conditions as the Committee may establish, permit Participant to pay such Option Price in another form including but not limited to a promissory note in the aggregate principal amount equal to the Option Price or any combination of cash and/or other consideration in the aggregate amount equal to the Option Price.

(d)                                 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from Participant from any amounts due and payable by the Company to Participant the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction. The Committee may, in its sole discretion, permit Participant to satisfy such a withholding obligation by having the Participant pay other consideration equal to the required withholding amount.

(e)                                  Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state, federal, or foreign securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Board’s discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal, state, or foreign regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant’s consent, so reduce such period on not less than 15 days written notice to the holders thereof.

5.                                      Restrictions on Transfer of Options and Option Shares.

(a)                                  Retention of Options. Participant shall not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) any interest in any Options (a “Transfer” of Options). Any Transfer of Options shall cause such Options to be void ab initio. Options may be exercised only by Participant (or by Participant’s legal guardian or legal representative).

(b)                                 Holdback Agreement. Participant shall not effect any public sale or distribution (including sales pursuant to Rule 144) of any equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and (i) the 180-day period commencing on the effective date of the Company’s initial Public Offering, and (ii) the 90-day period commencing on the effective date of any other underwritten registration of the Company’s securities, unless in each case the Company and the underwriters managing the registered public offering otherwise agree.

(c)                                  Transfers in Violation of Agreement. Any transfer or attempted transfer of any Option Shares in violation of any provision of this Agreement shall be void, and the Company shall not record any such purported transfer on its books or treat any purported transferee of such Option Shares as the owner thereof for any purpose.

6.                                      Termination of Options prior to a Triggering Event.

(a)                                  Early Termination upon Termination of Employment Relationship. Options granted hereby shall immediately terminate and shall not be exerciseable in the event that the Participant to which the Option has been granted shall no longer be employed by a member of the Company Group at any time prior to the occurrence of a Triggering Event.

(b)                                 Termination upon Change in Control of the Company. In the event of a Triggering Event that is a Change in Control of the Company, each outstanding Option granted hereby shall be canceled in exchange for (a) a payment for each Vested Option equal to the excess of the per share acquisition price over the exercise price of such Vested Option payable in cash or in such other form of non-cash consideration as received by the holders of shares of common stock in the transaction, as determined by the Board, or (b) if determined by the Committee, an equivalent option with respect to the common stock of the acquiror.

(c)                                  Termination in the case of a Qualifying Termination. If, prior to a Triggering Event, Participant ceases to be an employee of the Company Group by reason of a Qualifying Termination, all of the Participant’s Options shall terminate immediately and in lieu thereof the Participant shall be entitled to receive a cash payment from the Company (the “Option Cash Payment”) for each   canceled Vested Option equal to the excess, if any, of the most recent Board determination of the Fair Market Value of a share of common stock over the exercise price of the canceled Option.

(d)                                 Termination Upon Termination of Employment Other than a Qualifying Termination. If, prior to a Triggering Event, Participant ceases to be an employee of the Company Group by reason other than a Qualifying Termination, all of the Participant’s Options shall terminate immediately and in lieu thereof the Participant shall (provided that Participant’s employment was not terminated by a member of the Company Group for Cause) be entitled to receive an Option Cash Payment for each Vested Option which has been canceled equal to the excess, if any, of the most recent board determination of the Fair Market Value of a share of common stock over the exercise price of the canceled Option.

(e)                                  Manner of Making Option Cash Payments. At the election of the Company, Option Cash Payments may be: (i) made at the time of termination; (ii) deferred by the Company until the occurrence of a Triggering Event; or (iii) paid in equal cash installments, with the first installment payable on the first anniversary of the effective date of termination of the Option, and the remaining installments payable on the corresponding date in each of the next two years. Payments pursuant to (ii) and (iii) above shall include interest on the unpaid principal computed at the prime rate published in the Wall Street Journal for the first business day of the calendar quarter in which the termination of the Option occurs.

(f)                                    Termination at the election of the Company. The Company may terminate any Option granted hereby, effective on the seventh anniversary of the date of grant of the Option, and before the Option becomes exercisable, by giving notice to the Participant and making an Option Cash Payment to the Participant in an amount equal to the excess, if any, of the Fair Market Value per share of Common Stock, determined by the Board as of a date within three months prior to the effective date of the termination, over the exercise price per share specified in the Option.

(g)                                 Nominal Option Cash Payment. In the event that the Option Cash Payment calculated in accordance with subparagraphs (b), (c), (d) or (f) in connection with the Company’s right to terminate the Options under any of said subparagraphs shall be zero or less than zero, then the Company shall be entitled to exercise its right to terminate the Options under the applicable subparagraph by making a nominal payment per share in such amount as shall be approved by the Board in its sole discretion.

7.                                      Effect of Certain Intercompany Transfers. In the event that Participant shall cease to be an employee of the Company, but shall remain an employee of the Company Group by virtue of employment by an Affiliate, then, if required by the Code, the Options shall cease to qualify as Incentive Stock Options and shall be treated as Nonqualified Stock Options under the Plan.

8.                                      Adjustments. In the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, exchange of shares, change in corporate structure, or other change in the shares of Common Stock, the Committee shall make such adjustments in the number and type of shares subject to outstanding Options and the Exercise Price specified herein as it determines to be appropriate and equitable (and such adjustment shall in no event be considered an amendment or modification of the Plan or of this Agreement). The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to any Options.

9.                                      Definitions.

“Affiliate” shall mean a majority-owned subsidiary, at any tier, of a controlling parent of the Company, other than the Company and its subsidiaries.

“Applicable Anniversary Date” shall mean the seventh anniversary of the date of grant of an option.

“Attachment” shall mean the Initial Attachment to this Agreement and any subsequent Attachments executed by the Company and Participant which detail the specific terms of an Option granted to Participant under the Plan.

“Board” means the Board of Directors of the Company.

“Business Unit Sale” shall mean the sale to an unaffiliated party of a controlling interest in a subsidiary or Affiliate of the Company, or the sale of the assets and business of any division or business unit of the Company, a subsidiary, or an Affiliate of the Company to an unaffiliated party.

“Cause” means (A) Participant’s theft or embezzlement, or attempted theft or embezzlement, of money or property of the Company, Participant’s perpetration or attempted perpetration of fraud, or Participant’s participation in a fraud or attempted fraud, on the Company, or Participant’s unauthorized appropriation of, or attempt to misappropriate, any tangible or intangible assets or property of the Company, or (B) any act or acts of disloyalty, misconduct or moral turpitude by Participant injurious to the interest, property, operations, business or reputation of the Company, or Participant’s conviction of a crime the commission of which results in injury to the Company.

“Change in Control” shall mean a transaction or series of transactions (including by way of merger, consolidation, or sale of stock, but not including a Public Offering) the result of which is that the holders of the Issuer’s outstanding voting stock immediately prior to such transaction(s) are after giving effect to such transaction(s) no longer, in the aggregate, the ‘beneficial owners’ (as such term is defined in Rule 13d-3 and Rule 13d-5 promulgated under the Securities Exchange Act), directly or indirectly through one or more intermediaries, of more than 50% of the voting power of the outstanding voting stock of the Issuer.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute.

“Committee” shall mean the Compensation Committee of the Board; provided that the Board may in its discretion, at any time and from time to time, resolve to administer the Plan or to delegate the administration of the Plan to another committee of the Board, in which case the term “Committee” shall mean the Board or such other committee, as the case may be, for all purposes herein.

“Common Stock” means the Company’s Common Stock, par value $.01 per share.

“Company” means SI International, Inc., a Delaware corporation, and (except to the extent the context requires otherwise) any “subsidiary corporation” of SI International, Inc., as such term is defined in Section 424(f) of the Code.

“Company Group” means the Company, and any “subsidiary corporation” of SI International, Inc., as such term is defined in Section 424(f) of the Code. A Participant shall be deemed to be an employee of the Company Group hereunder when employed by any member of the Company Group.

“Fair Market Value” of the Common Stock shall be the average, over a period of 21 days consisting of the day as of which Fair Market Value is being determined and the 20 consecutive business days prior to such day, of the average of the closing prices of the sales of such Common Stock on all securities exchanges on which such Common Stock may at that time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the Nasdaq System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated or any similar successor organization. If at any time the Common Stock is not listed on any securities exchange or quoted in the Nasdaq System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Board.

“Incentive Stock Option” means an option conforming to the requirements of Section 422 of the Code and any successor thereto.

“Initial Attachment” means the Attachment hereto that specifies the terms of the Option for Shares of Common Stock granted to Participant at the time this Agreement is executed by the parties. The Initial Attachment is an integral part of this Agreement and is incorporated by reference herein.

“Nonqualified Stock Option” means any stock option other than an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option issued pursuant to the Plan.

“Option Grant Date” shall mean the date Shares of Common Stock is granted to Participant as specified in each Attachment.

“Option Shares” means (i) all shares of Common Stock issued or issuable upon exercise of Options and (ii) any other securities issued directly or indirectly with respect to the securities referred to in clause (i) above by way of a stock split, stock dividend or other division of securities, or in connection with a combination of securities, recapitalization, merger, consolidation, or other reorganization, or upon conversion, exchange, or exercise of any of the foregoing securities.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

“Public Offering” means any underwritten sale of the Company’s common stock pursuant to an effective registration statement under the Securities Act filed with the Securities and Exchange Commission on Form S-l (or a successor form adopted by the Securities and Exchange Commission); provided that the following shall not be considered a Public Offering: (i) any issuance of common stock as consideration or financing for a merger or acquisition, and (ii) any issuance of common stock or rights to acquire common stock to employees of the Company or its Subsidiaries as part of an incentive or compensation plan.

“Qualifying Termination” means a termination of employment due to permanent disability, retirement, death, or as the result of a Business Unit Sale.

“Securities Act” means the Securities Act of 1933, as amended, or any similar federal law then in force.

“Securities Exchange Act” means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

“Triggering Event” means the earliest to occur of: (a) 180 days following the effective date of a Public Offering; (b) the Applicable Anniversary Date of an Option; and (c) the effective date of a Change in Control of the Company.

10.                               Nonsolicitation. During Participant’s employment with the Company and for 12 months thereafter, Participant shall not directly or indirectly through another entity (i) induce or attempt to induce any employee of the Company to leave the employ of the Company, or in any way interfere with the relationship between the Company and any employee thereof, (ii) hire any person who was an employee of the Company at any time during the 24 months preceding the termination of Participant’s employment with the Company, or (iii)induce or attempt to induce any customer, developer, client, member, supplier, licensee, licensor, franchisee or other business relation of the Company to cease doing business with the Company, or in any way interfere with the relationship between any such customer, developer, client, member, supplier, licensee or business relation and the Company (including, without limitation, making any negative statements or communications about the Company).

11.                               Miscellaneous Provisions.

(a)                                  Mandatory Arbitration. Subject to paragraph (g) below, all claims, disputes, controversies or other matters in question arising under or relating to this Agreement (collectively, “Disputes”) shall, if unable to be resolved within 10 days of preliminary negotiation between the parties to such Dispute, be resolved through binding arbitration in accordance with the commercial arbitration rules and practices of the American Arbitration Association. The situs of such arbitration shall be in Washington, D.C., or such other place as is mutually agreeable to the parties. The cost of each arbitration proceeding, including without limitation the arbitrator’s compensation and expenses, hearing room charges, court reporter transcript charges, reasonable attorney fees and expenses, etc., shall be allocated among the parties based upon the percentage which the portion of the contested amount in such Dispute not awarded to each party bears to the amount actually contested by such party. The parties hereto agree that, subject to paragraph (g) below, mandatory arbitration under this Section 1l (a) shall be the sole and exclusive remedy for resolving and remedying all Disputes hereunder.

(b)                                 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

(c)                                  Complete Agreement. This Agreement, each Attachment hereto and the Plan embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

(d)                                 Counterparts. This Agreement may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(e)                                  Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns whether so expressed or not.

(f)                                    Choice of Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement and the exhibits hereto shall be governed by the internal law, and not the law of conflicts, of the State of Delaware.

(g)                                 Equitable Remedies. Each of the parties to this Agreement agree and acknowledge that money damages would not be an adequate remedy if Participant or any other holder of Option Shares were to breach any of the provisions of Sections 5, 6, or 10 hereof, and that the Company (or any third-party beneficiary hereof) may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of Sections 5, 6 or 10 of this Agreement

(h)                                 Amendment, Modification and Cancellation of Outstanding Options. The Board may amend or modify any Option in any manner to the extent that the Board would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of a majority (based on the number of Option Shares (as defined in the Option Agreements) held) of the Participants whose Options are so amended. With the Participant’s consent, the Committee may cancel any Option and issue a new Option to such Participant.

(i)                                     Third-Party Beneficiaries. The parties hereto acknowledge and agree that certain provisions of this Agreement are intended for the benefit of Persons approving a Change of Control or a Public Offering, that such Persons are third-party beneficiaries of this Agreement and that provisions of this Agreement shall be enforceable by such Persons as provided herein.

(j)                                     Business Days. If any time period for giving notice or taking action hereunder expires on a day which is a Saturday, Sunday or legal holiday in the State of Delaware, the time period shall be automatically extended to the business day immediately following such Saturday, Sunday or holiday.

(k)                                  Descriptive Headings; Interpretation; No Strict Construction. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular forms of nouns, pronouns, and verbs shall include the plural and vice versa. Reference to any agreement, document, or instrument means such agreement, document, or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. The use of the words “include” or “including” in this Agreement shall be by way of example rather than by limitation. The use of the words “or,” “either” or “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

(l)                                     Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when (a) delivered personally to the recipient, (b) telecopied to the recipient (with hard copy sent to the recipient by reputable overnight courier service (charges prepaid) that same day) if telecopied before 5:00 p.m. E.S.T. on a business day, and otherwise on the next business day, or (c) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

To the Company:

SI International, Inc.

8484 Westpark Drive, Suite 630

McLean, Virginia 22102

Attention: Stock Option Plan Administrator

Telecopy: (703) 762-0086

To the Participant:      at the address listed in the Company’s records.

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

(m)                                 Delivery by Facsimile. This Agreement, the agreements referred to herein, and each other agreement or instrument entered into in connection herewith or therewith or contemplated hereby or thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall reexecute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation or enforceability of a contract and each such party forever waives any such defense.

[Signatures Appear on the Following Page.]

IN WITNESS WHEREOF, the parties hereto have executed this Stock Option Agreement and the Initial Attachment on the Option Grant Date set forth on the Initial Attachment.

SI INTERNATIONAL, INC.

By:
Name: Ray J. Oleson
Title: Chairman/Chief Executive Officer

PARTICIPANT:

Name: «First_Name» «MI» «Last_Name»
SSN: «SSN»
DIV: «DIV»